Exhibit 99.1

Agrify Adds Former Goldman Sachs Executive to Board of Directors

Barry Turkanis Brings Significant Finance, Private Equity, Venture Capital, and Real Estate Experience to Agrify

BILLERICA, Mass., December 14, 2021 – Agrify Corporation (Nasdaq:AGFY) (“Agrify” or the “Company”), the most innovative and vertically integrated provider of premium cultivation and extraction solutions for the cannabis and hemp industry, today announced the appointment of Barry Turkanis as an independent director on its Board of Directors. Mr. Turkanis replaces Timothy Oakes, who recently resigned from the Board of Directors in order to become the Company’s Chief Financial Officer. Mr. Turkanis will also serve on the Board of Directors’ Audit Committee as well as its Nominating and Corporate Governance Committee.

“As we continue to gain momentum and mobilize for our next phase of accelerated growth, we have made it the highest priority to align ourselves with the right partners, and Barry’s addition to Agrify’s Board of Directors is another example of our commitment to assembling a truly exemplary support system,” said Raymond Chang, Chairman and CEO of Agrify. “Barry has had a long and illustrious career including over 15 years at Goldman Sachs, and his vast accomplishments across finance, private equity, venture capital, and real estate will make him a tremendous resource to our team. Furthermore, Barry’s expansive knowledge around asset and mortgage-backed securities should be instrumental in helping us improve the execution around future Agrify Total Turn-Key Solution deals in a variety of ways including structuring, compliance, alternative third-party financing, securitization, and ongoing management and support.”

Mr. Turkanis has had a highly successful career in institutional sales and trading with over 22 years of experience at Salomon Brothers and Goldman Sachs. At Goldman Sachs, Mr. Turkanis held multiple leadership positions during his more than 15 years of service, including Managing Director in the Fixed Income, Currency and Commodities Division and Co-Head of the Mortgage-Backed Securities Department. Mr. Turkanis subsequently co-founded Ocean Gate Capital Management, which is engaged in money management, private equity investing, and real estate development, and he continues to serve as a principal with the firm to this day. More recently, Mr. Turkanis co-founded NXT Ventures Management, a venture capital firm with investments in over 40 portfolio companies. Mr. Turkanis is a board member or board observer for several emerging companies, and he is also actively involved with a number of charitable organizations in the Boston area. Mr. Turkanis earned a B.S. from Syracuse University and a J.D. from Boston College Law School.

About Agrify (Nasdaq:AGFY)

Agrify is the most innovative and vertically integrated provider of premium cultivation and extraction solutions for the cannabis and hemp industry. Our proprietary micro-environment-controlled Vertical Farming Units (VFUs) enable our customers to produce the highest quality products with unmatched consistency, yield, and ROI at scale. Agrify brings data, science, and technology to its customers for unparalleled control over cultivation and extraction. For more information, please visit Agrify at http://www.agrify.com, and Precision Extraction, a division of Agrify, at http://www.precisionextraction.com.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 concerning Agrify and other matters. All statements contained in this press release that do not relate to matters of historical fact should be considered forward-looking statements, including, without limitation, statements regarding our revenue growth, profitability, future prospects and financial performance. In some cases, you can identify forward-looking statements by terms such as "may," "will," "should," "expects," "plans," "anticipates," "could," "intends," "targets," "projects," "contemplates," "believes," "estimates," "predicts," "potential" or "continue" or the negative of these terms or other similar expressions. The forward-looking statements in this press release are only predictions. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our business, financial condition and results of operations. Forward-looking statements involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. You should carefully consider the risks and uncertainties that affect our business, including those described in our filings with the Securities and Exchange Commission (“SEC”), including under the caption “Risk Factors” in our Annual Report on Form 10-K filed for the year ended December 31, 2020 with the SEC, which can be obtained on the SEC website at www.sec.gov. These forward-looking statements speak only as of the date of this communication. Except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements, whether as a result of any new information, future events or otherwise. You are advised, however, to consult any further disclosures we make on related subjects in our public announcements and filings with the SEC.

Company Contacts

Agrify
Timothy Oakes
Chief Financial Officer

tim.oakes@agrify.com
(351) 777-6585

Investor Relations

Anna Kate Heller

ICR

agrify@icrinc.com